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EXHIBIT 21
                           CHARTER ONE FINANCIAL, INC.
                         SUBSIDIARIES OF THE REGISTRANT
                              AT DECEMBER 31, 1999


                                                                             Jurisdiction of          Percent of
                                                                              Incorporation           Ownership
                                                                          ----------------------      -----------
CHARTER ONE COMMERCIAL..........................................                New York                 100%

CHARTER MICHIGAN BANCORP, INC...................................                Michigan                 100%

SUBSIDIARY OF CHARTER ONE COMMERCIAL
  ALVEST Financial Services, Inc................................                New York                 100%

SUBSIDIARY OF CHARTER MICHIGAN BANCORP, INC.
  ALBANK Capital Trust I........................................                New York                 100%
  Annuity Network, Inc..........................................                Illinois                 100%
  Charter One Bank, F.S.B.......................................              United States              100%
  FirstFed of Michigan International N.V. ......................           Netherland Antilles           100%
  St. Paul Financial Development Corp...........................                Illinois                 100%
  St. Paul Trust Company........................................                Illinois                 100%

SUBSIDIARIES OF CHARTER ONE BANK, F.S.B.
  The Aplan Holding Company, Inc................................                New York                 100%
  Asbany Corporation............................................                New York                 100%
  ATM Connection, Inc...........................................                Illinois                 100%
  Beverly Acquisition Corp......................................                Illinois                 100%
  Community Finance Corp........................................                Illinois                 100%
  EFS San Diego Service Corp....................................                Illinois                 100%
  First Financial Services and Development Corporation..........                  Ohio                   100%
  GCCC, Inc. dba ACS............................................                  Ohio                   100%
  Managed Properties, Inc.......................................                Illinois                 100%
  MPI Illinois Corp.............................................                Illinois                 100%
  St. Paul Investment Corp......................................                Delaware                 100%
  St. Paul Securities, Inc......................................                Illinois                 100%
  Serve Corps Mortgage Corp.....................................                Illinois                 100%
  Servco, Inc. .................................................                  Ohio                   100%
  Shore Holdings, Inc...........................................                New York                 100%
  SPF Insurance Agency, Inc.....................................                Illinois                 100%
  Superior West Incorporated....................................                 Nevada                  100%
  1215 Financial Center Associates Ltd..........................                  Ohio                   99%

SUBSIDIARIES OF ASBANY
  CDC Asbany Corporation........................................                New York                 100%
  Gable CVF, Inc................................................                New York                 100%
  Page Asbany Corporation.......................................                New York                 100%

SUBSIDIARIES OF CHARTER ONE MORTGAGE CORP.
  AHF Securities Limited........................................                New York                 100%
  AHF Subordinated Securities Limited...........................                New York                 100%

SUBSIDIARIES OF FIRST FINANCIAL SERVICES AND
  DEVELOPMENT CORPORATION
  Bay Life Insurance Company, Inc. .............................                 Arizona                 100%
  Charter One Auto Finance......................................                New York                 100%
  Charter One Credit Corporation................................                  Ohio                   100%
  Charter One Insurance Agency, Inc.............................                  Ohio                   100%
  Charter One Investments, Inc. ................................                  Ohio                   100%
  Charter One Investments of Michigan, Inc......................                Michigan                 100%
  Charter One Investments of New York, Inc......................                New York                 100%

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                                                                             Jurisdiction of          Percent of
                                                                              Incorporation           Ownership
                                                                          ----------------------      -----------
  Charter One Mortgage Corp.....................................                New York                 100%
  Charter One Securities, Inc...................................                  Ohio                   100%
  ICX Corporation. .............................................                  Ohio                   100%
  Real Estate Appraisal Services, Inc. .........................                  Ohio                   100%
  1001 Insurance Agency, Inc. ..................................                Michigan                 100%

SUBSIDIARIES OF SERVCO, INC.
  American Realty Finance Corporation...........................                New York                 100%
  Thriftco, Inc.................................................                  Ohio                   100%
  1001 Realty, Inc..............................................                Michigan                 100%
  1001 Services, Inc............................................                Michigan                 100%

SUBSIDIARY OF SUPERIOR WEST INCORPORATED
  Warm Springs..................................................                 Nevada                  100%

SUBSIDIARY OF ST. PAUL SECURITIES, INC.
  Investment Network, Inc.......................................                Illinois                 100%

SUBSIDIARY OF INVESTMENT NETWORK, INC.
  Investment Network Advisors, Inc..............................                Illinois                 100%

SUBSIDIARY OF ST. PAUL FINANCIAL DEVELOPMENT CORP.
  The Custom Source Realty Corp.................................                Illinois                 100%
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